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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Lexicon Genetics Incorporated's previously filed Registration Statements on Form S-8 (Registration No.'s:
333-41532 and 333-66380) dated July 14, 2000 and July 31, 2001, and Form S-3
(Registration No. 333-67294) dated August 10, 2001.

ARTHUR ANDERSEN LLP

Houston, Texas
March 20, 2002